50

                                                                       Exhibit 5
                                                                       ---------


                             Joint Filing Agreement


         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, do hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated: August 18, 2000
                                   OAK HILL CAPITAL PARTNERS,
                                   L.P.

                                   By:  OHCP GenPar, L.P.,
                                        its general partner

                                   By:  OHCP MGP, LLC,
                                        its general partner

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   OAK HILL CAPITAL
                                   MANAGEMENT PARTNERS, L.P.

                                   By:  OHCP GenPar, L.P.,
                                        its general partner

                                   By:  OHCP MGP, LLC,
                                        its general partner

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   OHCP GENPAR, L.P.

                                   By:  OHCP MGP, LLC,
                                        its general partner

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   OHCP MGP, LLC

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   OAK HILL VENTURE FUND I, L.P.

                                   By:  OHVF GenPar I, L.P.,
                                        its general partner

                                   By:  OHVF MGP I, LLC,
                                        its general partner

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   OHVF GENPAR I, L.P.

                                   By:  OHVF MGP I, LLC,
                                        its general partner

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   OHVF MGP I, LLC

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   FW INVESTORS V, L.P.

                                   By:  FW Management II, LLC,
                                        its general partner

                                   By:  /s/ J. Taylor Crandall
                                        -----------------------------
                                   Name:    J. Taylor Crandall
                                   Title:   President

                                   FW MANAGEMENT II, LLC

                                   By:  /s/ J. Taylor Crandall
                                        -----------------------------
                                   Name:    J. Taylor Crandall
                                   Title:   President

                                   FW GROUP GP, LLC

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   ROBERT M. BASS

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Attorney-in-Fact

                                   CAPITAL PARTNERSHIP

                                   By:  Margaret Lee Bass 1980 Trust,
                                        Managing Partner

                                   By:  Panther City Investment Company,
                                        Trustee

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   GROUP III 31, LLC

                                   By:  /s/ J. Taylor Crandall
                                        -----------------------------
                                   Name:    J. Taylor Crandall
                                   Title:   Sole Member

                                   /s/ David G. Brown
                                   ----------------------------------
                                   David G. Brown

                                   /s/ Mark A. Wolfson
                                   ----------------------------------
                                   Mark A. Wolfson

                                   /s/ J. Taylor Crandall
                                   ----------------------------------
                                   J. Taylor Crandall

                                   Woodside Partners, L.P.

                                   By:  Tonandowah, L.L.C.,
                                        its general partner

                                   By:  /s/ W. R. Cotham
                                        -----------------------------
                                   Name:    W. R. Cotham
                                   Title:   Vice President

                                   Tonandowah, L.L.C.

                                   By:  /s/ John H. Fant
                                        -----------------------------
                                   Name:    John H. Fant
                                   Title:   Trustee of the Caroline Jean
                                            Crandall 1998 Trust, sole member
                                            of Tonandowah, L.L.C.